UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 23, 2005


                              SmarTire Systems Inc.
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            (Exact name of registration as specified in its charter)


   Yukon Territory, Canada                0-29248                 N/A
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  (State or other jurisdiction          (Commission          (I.R.S. Employer
        of incorporation)               File Number)       Identification No.)


         #150 - 13151 Vanier Place
    Richmond, British Columbia, Canada                         V6V 2J1
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  (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code: (604) 276-9884

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                EXPLANATORY NOTE

      We are filing this Amendment No. 1 to our Current Report on Form 8-K that we filed on July 6, 2005 in order to reflect certain amendments and restatements to warrants and convertible debentures that we issued on June 30, 2005 in connection with a $30.0 million Securities Purchase Agreement. Amended and restated copies of these warrants and convertible debentures, dated as of July 21, 2005, are attached as exhibits to our Form SB-2 filed with the Securities and Exchange Commission on July 22, 2005.

Item 1.01   Entry into a Material Definitive Agreement

            On June 23, 2005, we entered into a $160.0 million Standby Equity Distribution Agreement with Cornell Capital Partners, LP for the future issuance and purchase of shares of our common stock. This Standby Equity Distribution Agreement establishes what is sometimes termed an equity line of credit or an equity draw down facility and replaces our previous $30.0 million Standby Equity Distribution Agreement, which was terminated by the parties on June 23, 2005. Cornell Capital Partners is a private limited partnership whose business operations are conducted through its general partner, Yorkville Advisors, LLC.

            In general, the draw down facility operates like this: Cornell Capital Partners committed to provide us up to $160.0 million as we request it over a 24-month period (or a five-year period if we file either an amendment to the then effective registration statement or a new registration statement is declared effective after the 24th and 48th month after June 23, 2005), in return for common stock that we will issue to Cornell Capital Partners. In addition, we engaged Newbridge Securities Corporation, a registered broker-dealer, to advise us in connection with the equity line of credit. For its services, Newbridge Securities Corporation received 75,188 of shares of our common stock. As of June 23, 2005, we have $160.0 million available under this facility. We may request an advance every seven trading days. The amount of each advance is subject to a maximum amount of $3.0 million every seven trading days. A closing will be held six trading days after such written notice at which time we will deliver shares of common stock and Cornell Capital Partners will pay the advance amount. For each share of common stock purchased under the equity line of credit, Cornell Capital Partners will pay 98% of the lowest closing bid price on the OTC Bulletin Board or other principal market on which our common stock is traded for the five days immediately following the notice date.

            We have agreed to pay to Cornell Capital Partners a cash fee of $16.0 million in connection with the Standby Equity Distribution Agreement, and Cornell Capital Partners will retain 5% of each advance under the equity line of credit. The issuance of these shares is conditioned upon us registering these shares with the Securities and Exchange Commission. We may request advances under the equity line of credit once the underlying shares are registered with the Securities and Exchange Commission. We may continue to request advances until Cornell Capital Partners has advanced $160.0 million or two years (or 5 years if we file either an amendment to the then effective registration statement or a new registration statement is declared effective after the 24th and 48th month after June 23, 2005) after the effective date of the accompanying registration statement, whichever occurs first.

            The amount of capital available under the equity line of credit is not dependent on the price or volume of our common stock. Cornell Capital Partners may not own more than 9.9% of our outstanding common stock at any time. Because Cornell Capital Partners can repeatedly acquire and sell shares, this limitation does not limit the potential dilutive effect or the total number of shares that Cornell Capital Partners may receive under the equity line of credit.

            We cannot predict the actual number of shares of common stock that will be issued pursuant to the equity line of credit, in part, because the purchase price of the shares will fluctuate based on prevailing market conditions and we have not determined the total amount of advances we intend to draw. Nonetheless, we can estimate the number of shares of our common stock that will be issued using certain assumptions. For example, we would need to issue 1,000,000,000 shares of common stock in order to raise the maximum amount under the equity line of credit at a net purchase price of $0.16.

            In connection with the execution of the Standby Equity Distribution Agreement, on June 23, 2005, we entered into a Registration Rights Agreement with Cornell Capital Partners pursuant to which we agreed to prepare and file with the Securities and Exchange Commission a registration statement on Forms S-1, SB-2 or on such other form as is available under the Securities Act of 1933, as amended. We must cause such registration statement to be declared effective by the Securities and Exchange Commission prior to our first draw down on our new $160.0 million equity line of credit and the first sale to Cornell Capital Partners of our common stock pursuant to the Standby Equity Distribution Agreement.

            On June 23, 2005, we also entered into a $30.0 million Securities Purchase Agreement with Cornell Capital Partners and Highgate House Funds, Ltd. pursuant to which we agreed to issue 10% convertible debentures and warrants to Cornell Capital Partners and Highgate House Funds. The $8.0 million convertible debenture issued to Cornell Capital Partners, the $2.0 million convertible debenture issued to Highgate House Funds and the warrants issued were amended and restated on July 21, 2005 to designate Cornell Capital Partners and Highgate House Funds, as applicable, as the trustee for LCC Global Limited, a corporation organized under the laws of Cyprus, under the respective convertible debentures and warrants. In accordance with the Securities Purchase Agreement, we issued, pursuant to Rule 506 of Regulation D under the Securities Act, for a purchase price of $30.0 million, (i) a 10% convertible debenture due June 23, 2008, with a principal balance of $20 million, to Cornell Capital Partners, as trustee for LCC Global Limited, (ii) a 10% convertible debenture due June 23, 2008, with a principal balance of $8 million, to Cornell Capital Partners, as trustee for LCC Global Limited and (iii) a 10% convertible debenture due June 23, 2008, with a principal balance of $2 million, to Highgate House Funds, as trustee for LCC Global Limited. The outstanding principal under the convertible debentures bears interest at the rate of 10% per annum, calculated on the basis of a 360-day year.

            With respect to the $20.0 million convertible debenture issued to Cornell Capital Partners, principal will be due and payable in 32 equal installments. The installments of principal will be due and payable commencing on November 1, 2005, and subsequent installments will be due and payable on the first day of each calendar month thereafter until the outstanding principal balance is paid in full or the $20.0 million convertible debenture is converted in full. Interest on the outstanding principal balance will accrue as of June 23, 2005 and be due and payable monthly, in arrears, commencing on November 1,

2005, and will continue on the first day of each calendar month thereafter that any amounts of the convertible debenture remain payable. In lieu of making an interest payment in cash we may elect to make interest payments in shares of our common stock, the value of which would be the closing bid price on the date the interest payment is due. Upon any full conversion by Cornell Capital Partners of all of the principal and interest due under the convertible debenture, all of our payment obligations will terminate.

            With respect to the $8.0 million convertible debenture issued to Cornell Capital Partners, as trustee for LCC Global Limited, and the $2.0 million convertible debenture issued to Highgate House Funds, as trustee for LCC Global Limited, principal will be due and payable in five equal installments. The installments of principal will be due and payable commencing on June 23, 2006, and subsequent installments will be due and payable every six months on the 23rd day of the calendar month until the outstanding principal balance is paid in full or the convertible debentures are converted in full. Interest on the outstanding principal balance will be due and payable monthly, in arrears, commencing on July 23, 2005, and will continue on the first day of each calendar month thereafter that any amounts under the convertible debenture remain payable. In lieu of making an interest payment in cash we may elect to make interest payments in shares of our common stock, the value of which would be the closing bid price on the date the interest payment is due. Upon any full conversion by Cornell Capital Partners of all of the principal and interest due under the convertible debenture, all of our payment obligations will terminate.

            The remaining principal as of June 23, 2005 under the convertible debentures in the aggregate principal amount of $30.0 million may be converted by Cornell Capital Partners or Highgate House Funds, as applicable, in whole or in part and from time to time into shares of our common stock at a conversion price of $0.1125 per share, subject to adjustment as provided for in the convertible debenture.

            In the event of any issuances of shares of common stock or rights, options, warrants or securities convertible or exercisable into common stock at a price per share of common stock less than the conversion price of the convertible debentures, the conversion price of such convertible debentures will be reduced to the lower purchase price. In addition, the conversion price of the convertible debentures will be subject to adjustment in connection with any subdivision, stock split, combination of shares or recapitalization. No adjustment will be made as a result of issuances and exercises of options to purchase shares of common stock issued for compensatory purposes pursuant to any of our stock option or stock purchase plans.

            The 10% convertible debentures provide for various events of default that would entitle the holders to require us to immediately repay 100% of the outstanding principal amount, plus accrued and unpaid interest, in cash, or shares of our common stock with a conversion price reduced to 20% of the volume weighted average price of our shares of common stock on June 30, 2005. If an event of default occurs, we may be unable to immediately repay the amount owed, and any repayment may leave us with little or no working capital in our business.

            We will be considered in default of the 10% convertible debentures if any of the following events, among others, occurs:

            o we fail to pay any amount due under a convertible debenture and such failure to pay remains uncured for 10 days;

            o we fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach or default of any provision of the 10% convertible debentures;

            o     we or any of our subsidiaries become bankrupt or insolvent;

            o we breach any of our obligations under any other debt or credit agreements involving an amount exceeding $250,000;

            o our common stock ceases to be eligible for quotation on the principal market for our common stock (currently the OTC Bulletin Board), and fails to be quoted or listed for trading on another principal market (defined to mean the OTC Bulletin Board, the New York Stock Exchange, American Stock Exchange, the NASDAQ Small-Cap Market or the NASDAQ National Market) within 20 trading days;

            o     we or any subsidiary experiences a change of control;

            o we fail to file a registration statement with the SEC or such registration statement is not declared effective by the SEC within 120 days after filing;

            o if the effectiveness of the registration statement lapses for any reason or the holder of the convertible debentures is not permitted to resell the underlying shares of common stock, in either case, for more than five trading days or an aggregate eight trading days;

            o we fail to deliver common stock certificates to a holder prior to the fifth trading day after a conversion date or we fail to provide notice to a holder of our intention not to comply with requests for conversions of the convertible debentures; or

            o we fail to deliver the payment in cash pursuant to a "buy-in" within three days after notice is claimed delivered.

The convertible debentures contain a contractual restriction on beneficial share ownership. They provide that neither Cornell Capital Partners nor Highgate House Funds may convert the convertible debentures, or receive shares of our common stock as payment of interest, to the extent that the conversion or the receipt of the interest payment would result in either Cornell Capital Partners or Highgate House Funds, together with their respective affiliates, beneficially owning in excess of 4.9% of our then issued and outstanding shares of common stock.

            We paid Cornell Capital Partners a cash fee of $3.0 million and a cash structuring fee of $50,000 to Yorkville Advisors Management in connection with the Securities Purchase Agreement out of the purchase price paid by Cornell Capital Partners for the convertible debentures.

            Under the Securities Purchase Agreement, we also issued (i) to Cornell Capital Partners, as trustee for LCC Global Limited, two five-year warrants to purchase an aggregate of 58,337,500 shares of our common stock, at an exercise price of $0.16 per share and (ii) to Highgate House Funds, as trustee for LCC Global Limited, a five-year warrant to purchase 4,162,500 shares of our common stock, at an exercise price of $0.16 per share. Neither Cornell Capital Partners nor Highgate House Funds will be entitled to exercise the warrants if such exercise would cause the aggregate number of shares of our common stock beneficially owned by Cornell Capital Partners or Highgate House Funds, as applicable, and their respective affiliates to exceed 4.99% of the outstanding shares of our common stock following such exercise, except within 60 days of the expiration date of the warrants. The exercise price is subject to certain anti-dilution protections as described in the respective warrants.

            In connection with the execution of the Securities Purchase Agreement, on June 23, 2005, we entered into a Registration Rights Agreement with Cornell Capital Partners and Highgate House Funds pursuant to which we agreed to prepare and file, no later than 60 days after the date of the Registration Rights Agreement, with the Securities and Exchange Commission a registration statement on Form S-1 or SB-2 (or, if we are then eligible, on Form S-3) under the Securities Act of 1933, as amended, for the resale by the investors of 266,666,666 shares of our common stock to be issued upon conversion of the convertible debentures and 62,500,000 shares of our common stock to be issued upon exercise of the investors' warrants.

Item 1.02.  Termination of a Material Definitive Agreement.

            See Item 1.01 above for information regarding the termination of our $30.0 million equity line of credit with Cornell Capital Partners and its replacement with our new $160.0 million equity line of credit.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

            See Item 1.01 above with respect to our issuance of $30.0 million in 10% convertible debentures.

Item 3.02   Unregistered Sales of Equity Securities.

            See Item 1.01 above.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            SMARTIRE SYSTEMS INC.


Date: July 27, 2005                         By: /s/ Jeff Finkelstein
                                                --------------------------------
                                                Jeff Finkelstein
                                                Chief Financial Officer